Exhibit 99.1
R1 RCM Reports Fourth Quarter and Full Year 2021 Results
Murray, Utah - February 17, 2022 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months and year ended December 31, 2021.
Fourth Quarter 2021 Results:
•Revenue of $398.9 million, up $70.5 million or 21.5% compared to the same period last year
•GAAP net income of $36.0 million, down $42.6 million or 54.2% compared to the same period last year due to a $55.7 million gain on business disposition in the fourth quarter of 2020. Excluding this gain, GAAP net income would have increased 57.2% compared to the same period last year.
•Adjusted EBITDA of $95.1 million, up $32.4 million or 51.7% compared to the same period last year
Full Year 2021 Results:
•Revenue of $1,474.6 million, up $203.8 million or 16.0% compared to 2020
•GAAP net income of $97.2 million, down $19.9 million or 17.0% compared to 2020 due to a $55.7 million gain on business disposition in 2020. Excluding this gain, GAAP net income would have increased 58.3% compared to 2020.
•Adjusted EBITDA of $343.6 million, up $103.6 million or 43.2% compared to 2020
“I am very pleased with the progress our team made in 2021. We delivered financial results significantly ahead of our expectations at the start of the year, grew our customer base, and launched innovative new solutions which will better serve healthcare providers, their patients, and the communities they serve,” said Joe Flanagan, president and chief executive officer of R1. “We are optimistic about our prospects and continued strong growth in 2022, fueled by market demand, our ongoing innovation, and the pending acquisition of Cloudmed.”

“Our 2021 results once again demonstrate strong commitment and execution by our team. Our cash generation profile improved significantly in 2021 and we applied a balanced approach to capital deployment, enabling us to fund investments to drive sustainable long-term growth for the company,” added Rachel Wilson, chief financial officer and treasurer. “We enter 2022 with strong momentum across the business and are positioning the company to meet customer demand while delivering on our commitments to our stakeholders.”
2022 Outlook
For 2022, on a standalone basis, R1 expects to generate:
•Revenue of between $1,660 million and $1,700 million
•GAAP operating income of $200 million to $220 million
•Adjusted EBITDA of $385 million to $405 million
The company plans to update guidance after completion of the Cloudmed acquisition, which is expected to occur in the second quarter of 2022.
Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at ir.r1rcm.com.

Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, customer employee transition and restructuring expense, and certain other items. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.
Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures, including adjusted EBITDA. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Forward Looking Statements
This press release includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans, and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements about our potential acquisition of Cloudmed, our strategic initiatives, our capital plans, our costs, our ability to successfully implement new technologies, our future financial performance, and our liquidity. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, our ability to retain existing customers or acquire new customers; the development of markets for our revenue cycle management offering; variability in the lead time of prospective customers; failure to consummate the potential Cloudmed acquisition within the expected timeframe or at all; our ability to integrate Cloudmed's business into our operations in a timely and efficient manner; failure to realize the anticipated benefits of the potential Cloudmed acquisition; volatility in our stock price in connection with the announcement of the potential Cloudmed acquisition; competition within the market; breaches or failures of our information security measures or unauthorized access to a customer's data; delayed or unsuccessful implementation of our technologies or services, or unexpected implementation costs; disruptions in or damages to our global business services centers and third-party operated data centers; the impact of the COVID-19 pandemic on our business, operating results, and financial condition; and the factors discussed under the heading “Risk Factors” in our most recent annual report on Form 10-K, our quarterly reports on Form 10-Q, and any other periodic reports that the Company files with the Securities and Exchange Commission.

Additional Information and Where to Find It
This press release includes information regarding the proposed transaction between R1 and Cloudmed, a leader in Revenue IntelligenceTM solutions for healthcare providers. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. R1 intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of R1, referred to as a proxy statement / prospectus. A proxy statement / prospectus will be sent to all shareholders of R1. R1 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of R1 are urged to read the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.
Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC by R1 through the website maintained by the SEC at www.sec.gov.
The documents filed by R1 with the SEC also may be obtained free of charge at our website at www.r1rcm.com or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123.
Participants in Solicitation
R1 and its directors and executive officers may be deemed to be participants in the solicitation of proxies from R1’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be contained in the proxy statement / prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:
R1 RCM Inc.
Investor Relations:
Atif Rahim
312-324-5476
investorrelations@r1rcm.com

Media Relations:
Laura Kelly
312-719-3257
media@r1rcm.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$130.1	$173.8
Accounts receivable, net of $2.4 million and $3.7 million allowance	131.3	91.3
Accounts receivable, net of $0.1 million and $0.1 million allowance - related party	26.1	30.9
Prepaid expenses and other current assets	77.2	59.4
Total current assets	364.7	355.4
Property, equipment and software, net	94.7	93.7
Operating lease right-of-use assets	48.9	57.8
Non-current portion of deferred contract costs	23.4	19.6
Intangible assets, net	265.4	171.1
Goodwill	554.7	375.3
Non-current deferred tax assets	51.8	73.7
Non-current portion of restricted cash equivalents	—	1.0
Other assets	45.7	41.4
Total assets	$1,449.3	$1,189.0

Liabilities
Current liabilities:
Accounts payable	$17.7	$18.2
Current portion of customer liabilities	41.5	16.7
Current portion of customer liabilities - related party	7.9	15.3
Accrued compensation and benefits	97.0	51.9
Current portion of operating lease liabilities	13.5	12.2
Current portion of long-term debt	17.5	32.3
Accrued expenses and other current liabilities	59.1	59.7
Total current liabilities	254.2	206.3
Non-current portion of customer liabilities	3.3	—
Non-current portion of customer liabilities - related party	15.4	16.3
Non-current portion of operating lease liabilities	53.4	71.0
Long-term debt	754.9	519.7
Other non-current liabilities	21.4	36.3
Total liabilities	1,102.6	849.6

Preferred stock	—	251.5
Stockholders’ equity:
Common stock	3.0	1.4
Additional paid-in capital	628.5	393.7
Accumulated deficit	(64.3)	(161.5)
Accumulated other comprehensive loss	(5.3)	(6.5)
Treasury stock	(215.2)	(139.2)
Total stockholders’ equity	346.7	87.9
Total liabilities and stockholders’ equity	$1,449.3	$1,189.0

Table 2
R1 RCM Inc.
Consolidated Statements of Operations
(In millions, except share and per share data)

	(Unaudited)	(Unaudited)	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net operating fees	$332.0	$271.4	$1,211.8	$1,093.8
Incentive fees	35.8	27.4	143.8	70.6
Other	31.1	29.6	119.0	106.4
Net services revenue	398.9	328.4	1,474.6	1,270.8
Operating expenses:
Cost of services	304.6	263.7	1,162.8	1,021.1
Selling, general and administrative	32.2	27.9	120.0	102.4
Other	11.9	24.9	46.1	67.3
Total operating expenses	348.7	316.5	1,328.9	1,190.8
Income from operations	50.2	11.9	145.7	80.0
Gain on business disposition	—	55.7	—	55.7
Net interest expense	(5.1)	(4.3)	(18.9)	(17.3)
Income before income tax provision (benefit)	45.1	63.3	126.8	118.4
Income tax provision (benefit)	9.1	(15.3)	29.6	1.3
Net income	$36.0	$78.6	$97.2	$117.1

Net income (loss) per common share:
Basic	$0.13	$0.31	$(1.86)	$0.41
Diluted	$0.11	$0.25	$(1.86)	$0.33
Weighted average shares used in calculating net income (loss) per common share:
Basic	277,974,898	117,412,406	266,183,565	115,729,645
Diluted	321,412,307	180,530,133	266,183,565	174,573,270

Basic:
Net income	$36.0	$78.6	$97.2	$117.1
Less dividends on preferred shares	—	(5.8)	(592.3)	(22.4)
Less income allocated to preferred shareholders	—	(36.1)	—	(47.3)
Net income (loss) available/allocated to common shareholders - basic	$36.0	$36.7	$(495.1)	$47.4
Diluted:
Net income	$36.0	$78.6	$97.2	$117.1
Less dividends on preferred shares	—	(5.8)	(592.3)	(22.4)
Less income allocated to preferred shareholders	—	(28.4)	—	(37.7)
Net income (loss) available/allocated to common shareholders - diluted	$36.0	$44.4	$(495.1)	$57.0

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows
(In millions)
	(Unaudited)
	Year Ended December 31,
	2021	2020
Operating activities
Net income	$97.2	$117.1
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	77.5	68.7
Amortization of debt issuance costs	1.2	1.0
Share-based compensation	74.3	24.1
Gain on sale of Emergency Medical Services business	—	(55.7)
(Gain)/loss on disposal and right-of-use asset write-downs	(0.4)	17.0
Provision for credit losses	0.7	0.6
Deferred income taxes	23.0	(1.2)
Non-cash lease expense	9.7	7.3
Change in value of contingent consideration	(2.2)	4.7
Other	0.3	—
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(33.2)	(56.5)
Prepaid expenses and other assets	(18.0)	(12.9)
Accounts payable	0.1	(3.4)
Accrued compensation and benefits	42.0	(40.3)
Lease liabilities	(12.7)	(13.6)
Other liabilities	(13.3)	25.3
Customer liabilities and customer liabilities - related party	18.6	(20.4)
Net cash provided by operating activities	264.8	61.8
Investing activities
Purchases of property, equipment, and software	(51.7)	(49.3)
Payment for business acquisitions, net of cash acquired	(294.7)	(196.0)
Proceeds from sale of Emergency Medical Services business, net of cash disposed	—	128.3
Proceeds from disposal of assets	6.0	—
Net cash used in investing activities	(340.4)	(117.0)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	698.6	190.6
Borrowings on revolver	120.0	50.0
Payment of debt issuance costs	(1.9)	—
Repayment of senior secured debt	(488.9)	(23.4)
Repayments on revolver	(110.0)	(20.0)
Payment of contingent consideration liability	(4.8)	—
Deferred payment related to acquisition of RevWorks	(12.5)	—
Inducement of preferred stock conversion	(105.0)	—
Exercise of vested stock options	8.9	18.4
Purchase of treasury stock	(56.5)	—
Shares withheld for taxes	(16.3)	(71.9)
Other	(0.2)	(5.8)
Net cash provided by financing activities	31.4	137.9
Effect of exchange rate changes in cash	(0.5)	(0.4)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(44.7)	82.3
Cash, cash equivalents, and restricted cash at beginning of period	174.8	92.5
Cash, cash equivalents, and restricted cash at end of period	$130.1	$174.8

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended December 31,		2021 vs. 2020 Change		Year Ended December 31,		2021 vs. 2020 Change
	2021	2020	Amount	%	2021	2020	Amount	%
Net income	$36.0	$78.6	$(42.6)	(54)%	$97.2	$117.1	$(19.9)	(17)%
Net interest expense	5.1	4.3	0.8	19%	18.9	17.3	1.6	9%
Income tax provision (benefit)	9.1	(15.3)	24.4	159%	29.6	1.3	28.3	n.m.
Depreciation and amortization expense	20.7	17.8	2.9	16%	77.5	68.7	8.8	13%
Share-based compensation expense	12.3	8.1	4.2	52%	74.3	24.0	50.3	210%
Gain on business disposition (1)	—	(55.7)	55.7	(100)%	—	(55.7)	55.7	(100)%
Other (2)	11.9	24.9	(13.0)	(52)%	46.1	67.3	(21.2)	(32)%
Adjusted EBITDA (non-GAAP)	$95.1	$62.7	$32.4	52%	$343.6	$240.0	$103.6	43%

n.m. - not meaningful
(1) Gain on business disposition represents the gain associated with the Emergency Medical Services business disposition.
(2) Other costs are comprised of strategic initiatives costs, facility-exit charges, severance and related employee benefits, and certain other costs.

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of services	$304.6	$263.7	$1,162.8	$1,021.1
Less:
Share-based compensation expense	5.4	3.8	44.2	9.9
Depreciation and amortization expense	20.1	17.0	74.7	64.7
Non-GAAP cost of services	$279.1	$242.9	$1,043.9	$946.5

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Selling, general and administrative	$32.2	$27.9	$120.0	$102.4
Less:
Share-based compensation expense	6.9	4.3	30.1	14.1
Depreciation and amortization expense	0.6	0.8	2.8	4.0
Non-GAAP selling, general and administrative	$24.7	$22.8	$87.1	$84.3

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net operating fees	$332.0	$271.4	$1,211.8	$1,093.8
Incentive fees	35.8	27.4	143.8	70.6
Other	31.1	29.6	119.0	106.4
Net services revenue	398.9	328.4	1,474.6	1,270.8

Operating expenses:
Cost of services (non-GAAP)	279.1	242.9	1,043.9	946.5
Selling, general and administrative (non-GAAP)	24.7	22.8	87.1	84.3
Sub-total	303.8	265.7	1,131.0	1,030.8

Adjusted EBITDA	$95.1	$62.7	$343.6	$240.0

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2022
GAAP Operating Income Guidance	$200-220
Plus:
Depreciation and amortization expense	$85-95
Share-based compensation expense	$45-55
Strategic initiatives, severance and other costs	$40-50
Adjusted EBITDA Guidance	$385-405

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	December 31,	December 31,
	2021	2020
Senior Revolver	$80.0	$70.0
Senior Term Loan	695.6	484.6
Total debt	775.6	554.6

Less:
Cash and cash equivalents	130.1	173.8
Non-current portion of restricted cash equivalents	—	1.0
Net Debt	$645.5	$379.8